UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 24, 2021

INTERLINK ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37659	77-0056625
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1 Jenner, Suite 200
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(805) 484-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LINK	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 24, 2021, RBSM LLP (“RBSM”) resigned as Interlink Electronics, Inc.’s independent registered public accounting firm, effective on the earlier of (i) the date we engage a new independent registered public accounting firm and (ii) December 15, 2021.

The audit reports of RBSM on our financial statements as of and for the fiscal years ended December 31, 2019 and 2020 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the fiscal years ended December 31, 2019 and 2020, and for the subsequent period through the date of this Current Report on Form 8-K, there were: (i) no disagreements between us and RBSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreements in its report on our financial statements for such fiscal years; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided RBSM with a copy of the disclosures in this Current Report on Form 8-K and requested that RBSM furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not RBSM agrees with our statements in this Item 4.01. A copy of the letter dated November 30, 2021, furnished by RBSM in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
16.1	Letter to the Securities and Exchange Commission from RBSM LLP dated November 30, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2021	INTERLINK ELECTRONICS, INC.

	By:	/s/ Ryan J. Hoffman
Ryan J. Hoffman
Chief Financial Officer

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